Federated Prime Obligations Fund Federated Treasury Obligations Fund (collectively, the “Funds”) –Automated Shares (“Class”) Portfolios of Money Market Obligations Trust
This Rule 497(c) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Funds and Classes. This Interactive Data File relates to, and incorporates by reference; the revised form of Prospectuses for the Funds and Classes filed pursuant to Rule 497(c) on June 17, 2014, Accession Number: 0001318148-14-001045. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Funds and its Classes, and should be used in conjunction with the complete prospectus for the Funds and its Classes, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.CAL	CALCULATION LINKBASE
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE